Exhibit 99.2

Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 11-K for the Luby's Savings and Investment Plan for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on June 27, 2003, I, Ernest Pekmezaris, Senior Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	July 8, 2003	/s/Ernest Pekmezaris

Ernest Pekmezaris
Senior Vice President and
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Luby's, Inc. and will be retained by Luby's, Inc. and furnished to the Securities and Exchange Commission upon request.